UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2020, the Nominating, Corporate Governance, and Compensation Committee (the “NCGC Committee”) of Sotherly Hotels Inc. (the “Company”) approved, and the Company accepted, waivers from the Company’s Chairman, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and General Counsel with regard to certain of their respective compensation.  Pursuant to the waivers:

•	Each of the five employees agreed to reduce the disability payments payable in the event of disability by approximately one half, in order to reduce the policy cost to the Company;
•

Each of the Chairman, Chief Financial Officer, Chief Operating Officer, and General Counsel agreed to accept a restricted stock award in lieu of the cash salary for 10% of their respective salary payments that would have been paid in 2020 had the amounts owed not been reduced;

•

The Company’s Chief Executive Officer agreed to accept a restricted stock award in lieu of the cash salary for 25.7% of the salary payment that would have been paid in 2020 had he not agreed to a reduction in salary; and

•	Each of the five employees will continue to perform all services and obligation set out in his respective employment agreement with the Company.

The stock awards as approved by the NCGC Committee were made pursuant to the Company’s 2013 Long-Term Incentive Plan as follows:

•	Chairman: 13,401 restricted shares of common stock, vesting on December 1, 2021;
•	Chief Executive Officer: 39,694 restricted shares of common stock, vesting on December 1, 2021;
•	Chief Financial Officer: 9,608 restricted shares of common stock, vesting on December 1, 2021;
•	Chief Operating Officer: 6,000 restricted shares of common stock, vesting on December 1, 2021; and
•	General Counsel: 4,025 restricted shares of common stock, vesting on December 1, 2021.

The number of shares granted in each case was calculated based on the value of unpaid cash salary for 2020 times the closing price of the Company’s common stock on December 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 21, 2020	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer